STATEMENT OF ADDITIONAL INFORMATION

SOUTHTRUST BOND FUND

SOUTHTRUST INCOME FUND

SOUTHTRUST ALABAMA TAX-FREE INCOME FUND

PORTFOLIOS OF SOUTHTRUST FUNDS

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund dated June 30, 2000. This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectus or the Annual Reports without charge by calling 1-800-843-8618.



June 30, 2000

(Revised October 31, 2000)



              CONTENTS

              How are the Funds Organized?                       2
              Securities in Which the Funds Invest               2
              What do Shares Cost?                               15
              How are the Funds Sold?                            16
              Exchanging Securities for Shares                   17
              Subaccounting Services                             17
              Redemption Fee                                     17
              Redemption in Kind                                 17
              Massachusetts Partnership Law                      18
              Account and Share Information                      18
              Tax Information                                    19
              Who Manages and Provides Services to the Funds?    19
              How Does the Funds Measure Performance?            22
              Financial Information                              25
              Investment Ratings                                 25
              Addresses                     Back Cover
CUSIP 844734202
CUSIP 844734400
CUSIP 844734608

G00859-07 (10/00)

HOW ARE THE FUNDS ORGANIZED?

The SouthTrust Bond Fund and SouthTrust Income Fund are diversified portfolios of SouthTrust Funds (Company). The Alabama Tax-Free Income Fund is a non-diversified portfolio of the Company. The Company is an open-end management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 4, 1992. The Company may offer separate series of shares representing interests in separate portfolios of securities.. On June 30, 1998, the name of the Company changed from "Vulcan Funds" to "SouthTrust Vulcan Funds." Effective July 22, 1998, the name of the Company changed from "SouthTrust Vulcan Funds" to "SouthTrust Funds."

The Board of Trustees has established five diversified and one non-diversified investment portfolios. This SAI relates to SouthTrust SouthTrust Bond Fund, SouthTrust Income Fund, and SouthTrust Alabama Tax-Free Income Fund. The Funds' investment adviser is SouthTrust Bank.

SECURITIES IN WHICH THE FUND INVESTS

In pursuing its investment strategy, the Funds may invest in the following securities for any purpose that is consistent with its investment objective.

Following is a table that indicates which types of securities are a:

P =Principal investment of the Funds;

A = Acceptable (but not principal) investment of the Funds; or

N = Not an acceptable investment of the Funds.

                                                             ALABAMA TAX

SECURITIES                              BOND FUND INCOME     FREE INCOME
                                                  FUND       FUND

Equity Securities                       N         A          N
   Common Stocks                        N         A          N
   Preferred Stocks                     A         A          N
   Warrants                             N         A          N
Fixed Income Securities                 P         P          A
   Treasury Securities                  P         P          A
   Agency Securities                    P         P          N
   Corporate Debt Obligations 1         P         P          N
      Commercial Paper                  A         A          N
      Demand Instruments                A         A          N
   Taxable Municipal Bonds              A         A          N
   Mortgage-Backed Securities 2         P         P          N
   Collateralized Mortgage Obligations  P         P          N
(CMOs)
      Sequential CMOs                   P         P          N
      PACs, TACs and Companion Classes  P         P          N
      IOs and POs                       A         A          N
      Floaters and Inverse Floaters     A         A          N
      Z Classes and Residual Classes    A         A          N
   Asset Backed Securities              P         P          N
   Zero Coupon Securities               A         A          N
   Bank Instruments                     A         A          A
   Credit Enhancement                   A         A          A
Convertible Securities 3                A         A          N
Tax Exempt Securities                   N         N          P
   General Obligation Bonds             N         N          P
   Special Revenue Bonds                N         N          P
     Private Activity Bonds             N         N          A
   Tax Increment Financing Bonds        N         N          A
   Municipal Notes                      N         N          A
Variable Rate Demand Instruments        A         A          A
Foreign Securities                      A         A          N
   Depositary Receipts                  A         A          N
   Foreign Government Securities        A         A          N
Derivative Contracts                    A         A          A
Special Transactions                    A         A          A
   Repurchase Agreements                A         A          A
   Reverse Repurchase Agreements        A         A          N
   Delayed Delivery Transactions        A         A          N
   To Be Announced Securities           A         A          N
   Securities Lending 4                 A         A          A
   Asset Coverage                       A         A          A
Investing in Securities of Other        A         A          A
Investment Companies

Illiquid Securities A A A 1. THE BOND FUND AND INCOME FUND MAY INVEST IN CORPORATE DEBT OBLIGATIONS WHICH ARE RATED, AT THE TIME OF PURCHASE, INVESTMENT GRADE BY AN NRSRO, OR, IF UNRATED, ARE OF COMPARABLE QUALITY AS DETERMINED BY THE ADVISER. IF A SECURITY'S RATING IS REDUCED BELOW THE REQUIRED MINIMUM AFTER A FUND HAS PURCHASED IT, THE FUND IS NOT REQUIRED TO SELL THE SECURITY, BUT MAY CONSIDER DOING SO. 2. THE BOND FUND AND INCOME FUND WILL INVEST IN MORTGAGE BACKED SECURITIES WHICH ARE RATED, AT THE TIME OF PURCHASE, INVESTMENT GRADE BY AN NRSRO, OR IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE ADVISER.

3. THE BOND FUND AND INCOME FUND WILL INVEST IN CONVERTIBLE SECURITIES WHICH ARE RATED, AT THE TIME OF PURCHASE, INVESTMENT GRADE BY AN NRSRO, OR IF UNRATED, OF COMPARABLE QUALITY AS DETERMINED BY THE ADVISER.

4. SUCH LOANS WILL NOT EXCEED 20% OF A FUND'S TOTAL ASSETS. LOANS OF PORTFOLIO SECURITIES BY A FUND WILL BE COLLATERALIZED BY CASH, LETTERS OF CREDIT OR U.S. GOVERNMENT SECURITIES WHICH ARE MAINTAINED AT ALL TIMES IN AN AMOUNT EQUAL TO AT LEAST 100% OF THE CURRENT MARKET VALUE OF THE LOANED SECURITIES.

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the INCOME FUND invests. The BOND FUND may invest in preferred stocks.

   COMMON STOCKS

     Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

   PREFERRED STOCKS

     Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

   WARRANTS

   Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

   TREASURY SECURITIES

     Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having the lowest credit risks.

   AGENCY SECURITIES

     Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Agency securities are generally regarded as having low credit risks, but not as low as treasury securities.

     The Funds treat mortgage backed securities guaranteed by GSEs as agency securities. Although a GSE guarantee protects against credit risks, it does not reduce the interest rate and prepayment risks of these mortgage backed securities.

   CORPORATE DEBT SECURITIES

   Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.

   In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

     COMMERCIAL PAPER

         Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

     DEMAND INSTRUMENTS

         Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

TAXABLE MUNICIPAL SECURITIES

 Municipal securities are issued by states, counties, cities and other political subdivisions and authorities. Although many municipal securities are exempt from federal income tax, the Funds may invest in taxable municipal securities.

MORTGAGE BACKED SECURITIES

Mortgage backed securities represent interests in pools of mortgages. The mortgages that comprise a pool normally have similar interest rates, maturities and other terms. Mortgages may have fixed or adjustable interest rates. Interests in pools of adjustable rate mortgages are known as ARMs.

Mortgage backed securities come in a variety of forms. Many have extremely complicated terms. The simplest form of mortgage backed securities are pass-through certificates. An issuer of pass-through certificates gathers monthly payments from an underlying pool of mortgages. Then, the issuer deducts its fees and expenses and passes the balance of the payments onto the certificate holders once a month. Holders of pass-through certificates receive a pro rata share of all payments and pre-payments from the underlying mortgages. As a result, the holders assume all the prepayment risks of the underlying mortgages.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

CMOs, including interests in real estate mortgage investment conduits (REMICs), allocate payments and prepayments from an underlying pass-through certificate among holders of different classes of mortgage backed securities. This creates different prepayment and interest rate risks for each CMO class.

The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

              SEQUENTIAL CMOS

           In a sequential pay CMO, one class of CMOs receives all principal payments and prepayments. The next class of CMOs receives all principal payments after the first class is paid off. This process repeats for each sequential class of CMO. As a result, each class of sequential pay CMOs reduces the prepayment risks of subsequent classes.

      PACS, TACS AND COMPANION CLASSES

           More sophisticated CMOs include planned amortization classes (PACs) and targeted amortization classes (TACs). PACs and TACs are issued with companion classes. PACs and TACs receive principal payments and prepayments at a specified rate. The companion classes receive principal payments and prepayments in excess of the specified rate. In addition, PACs will receive the companion classes' share of principal payments, if necessary, to cover a shortfall in the prepayment rate. This helps PACs and TACs to control prepayment risks by increasing the risks to their companion classes.

      IOS AND POS

           CMOs may allocate interest payments to one class (Interest Only or IOs) and principal payments to another class (Principal Only or POs). POs increase in value when prepayment rates increase. In contrast, IOs decrease in value when prepayments increase, because the underlying mortgages generate less interest payments. However, IOs tend to increase in value when interest rates rise (and prepayments decrease), making IOs a useful hedge against interest rate risks.

      FLOATERS AND INVERSE FLOATERS

            Another variant allocates interest payments between two classes of CMOs. One class (Floaters) receives a share of interest payments based upon a market index such as LIBOR. The other class (Inverse Floaters) receives any remaining interest payments from the underlying mortgages. Floater classes receive more interest (and Inverse Floater classes receive correspondingly less interest) as interest rates rise. This shifts prepayment and interest rate risks from the Floater to the Inverse Floater class, reducing the price volatility of the Floater class and increasing the price volatility of the Inverse Floater class.

              Z CLASSES AND RESIDUAL CLASSES

           CMOs must allocate all payments received from the underlying mortgages to some class. To capture any unallocated payments, CMOs generally have an accrual (Z) class. Z classes do not receive any payments from the underlying mortgages until all other CMO classes have been paid off. Once this happens, holders of Z class CMOs receive all payments and prepayments. Similarly, REMICs have residual interests that receive any mortgage payments not allocated to another REMIC class.

      The degree of increased or decreased prepayment risks depends upon the structure of the CMOs. However, the actual returns on any type of mortgage backed security depend upon the performance of the underlying pool of mortgages, which no one can predict and will vary among pools.

ASSET BACKED SECURITIES

Asset backed securities are payable from pools of obligations other than mortgages. Most asset backed securities involve consumer or commercial debts with maturities of less than ten years. However, almost any type of fixed income assets (including other fixed income securities) may be used to create an asset backed security. Asset backed securities may take the form of commercial paper, notes, or pass through certificates. Asset backed securities have prepayment risks. Like CMOs, asset backed securities may be structured like Floaters, Inverse Floaters, IOs and POs.

ZERO COUPON SECURITIES

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.


CREDIT ENHANCEMENT

All of the Funds may purchase securities backed by credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that the BOND FUND and INCOME Fund have the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, a Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

Convertible securities have lower yields than comparable fixed income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit a Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.

The Funds treat convertible securities as both fixed income and equity securities for purposes of their investment policies and limitations, because of their unique characteristics.

TAX EXEMPT SECURITIES

Tax exempt securities are fixed income securities that pay interest that is not subject to regular federal income taxes. Typically, states, counties, cities and other political subdivisions and authorities issue tax exempt securities. The market categorizes tax exempt securities by their source of repayment.

     GENERAL OBLIGATION BONDS

     General obligation bonds are supported by the issuer's power to exact property or other taxes. The issuer must impose and collect taxes sufficient to pay principal and interest on the bonds. However, the issuer's authority to impose additional taxes may be limited by its charter or state law.

     SPECIAL REVENUE BONDS

    Special revenue bonds are payable solely from specific revenues received by the issuer such as specific taxes, assessments, tolls, or fees. Bondholders may not collect from the municipality's general taxes or revenues. For example, a municipality may issue bonds to build a toll road, and pledge the tolls to repay the bonds. Therefore, a shortfall in the tolls normally would result in a default on the bonds.

         PRIVATE ACTIVITY BONDS

       Private activity bonds are special revenue bonds used to finance private entities. For example, a municipality may issue bonds to finance a new factory to improve its local economy. The municipality would lend the proceeds from its bonds to the company using the factory, and the company would agree to make loan payments sufficient to repay the bonds. The bonds would be payable solely from the company's loan payments, not from any other revenues of the municipality. Therefore, any default on the loan normally would result in a default on the bonds.

        The interest on many types of private activity bonds is subject to the federal alternative minimum tax (AMT). The ALABAMA TAX-FREE FUND may invest in bonds subject to AMT.

   TAX INCREMENT FINANCING BONDS

  Tax increment financing (TIF) bonds are payable from increases in taxes or other revenues attributable to projects financed by the bonds. For example, a municipality may issue TIF bonds to redevelop a commercial area. The TIF bonds would be payable solely from any increase in sales taxes collected from merchants in the area. The bonds could default if merchants' sales, and related tax collections, failed to increase as anticipated.

MUNICIPAL NOTES

Municipal notes are short-term tax exempt securities. Many municipalities issue such notes to fund their current operations before collecting taxes or other municipal revenues. Municipalities may also issue notes to fund capital projects prior to issuing long-term bonds. The issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues or proceeds from newly issued notes or bonds.

MUNICIPAL BOND INSURANCE

The ALABAMA TAX-FREE FUND may purchase municipal securities covered by insurance which guarantees the timely payment of principal at maturity and interest on such securities ("Policy" or "Policies"). These insured municipal securities are either (1) covered by an insurance policy applicable to a particular security, whether obtained by the issuer of the security or by a third party ("Issuer-Obtained Insurance") or (2) insured under master insurance policies issued by municipal bond insurers, which may by purchased by the Fund. The premiums for the Policies may be paid by the Fund and the yield on the Fund's portfolio may be reduced thereby.

The Fund may require or obtain municipal bond insurance when purchasing municipal securities which would not otherwise meet the Fund's quality standards. The Fund may also require or obtain municipal bond insurance when purchasing or holding specific municipal securities, when, in the opinion of the Fund's Adviser, such insurance would benefit the Fund (for example, through improvement of portfolio quality or increased liquidity of certain securities). The Fund's Adviser anticipates that, under normal market conditions, between 50% and 80% of the Fund's net assets will be invested in municipal securities which are insured.

Issuer-Obtained Insurance policies are non-cancelable and continue in force as long as the municipal securities are outstanding and their respective insurers remain in business. If a municipal security is covered by Issuer-Obtained Insurance, then such security need not be insured by the Policies purchased by the Fund.

The Fund may purchase two types of Policies issued by municipal bond insurers. One type of Policy covers certain municipal securities only during the period in which they are in the Fund's portfolio. In the event that a municipal security covered by such a Policy is sold from the Fund, the insurer of the relevant Policy will be liable for those payments of interest and principal which are due and owing at the time of the sale.

The other type of Policy covers municipal securities not only while they remain in the Fund's portfolio but also until their final maturity even if they are sold out of the Fund's portfolio, so that the coverage may benefit all subsequent holders of those municipal securities. The Fund will obtain insurance which covers municipal securities until final maturity even after they are sold out of the Fund's portfolio only if, in the judgment of the Fund's Adviser, the Fund would receive net proceeds from the sale of those securities, after deducting the cost of such permanent insurance and related fees, significantly in excess of the proceeds it would receive if such municipal securities were sold without insurance. Payments received from municipal bond issuers may not be tax-exempt income to shareholders of the Fund.

The Fund may purchase Policies from MBIA Corp. (MBIA), AMBAC Indemnity Corporation (AMBAC), Financial Guaranty Insurance Company (FGIC), or any other municipal bond insurer which is rated AAA by Standard & Poor's (S&P) or Aaa by Moody's Investors Services, Inc. (Moody's). Each Policy guarantees the payment of principal and interest on those municipal securities it insures. The Policies will have the same general characteristics and features. A municipal security will be eligible for coverage if it meets certain requirements set forth in the Policy. In the event interest or principal on an insured municipal security is not paid when due, the insurer covering the security will be obligated under its Policy to make such payment not later than 30 days after it has been notified by the Fund that such non-payment has occurred.

MBIA, AMBAC, and FGIC will not have the right to withdraw coverage on securities insured by their Policies so long as such securities remain in the Fund's portfolio, nor may MBIA, AMBAC, or FGIC cancel their Policies for any reason except failure to pay premiums when due. MBIA, AMBAC, and FGIC will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional municipal securities purchased by the Fund after the effective date of such notice. The Fund reserves the right to terminate any of the Policies if it determines that the benefits to the Fund of having its portfolio insured under such Policy are not justified by the expense involved.

Additionally, the Fund reserves the right to enter into contracts with insurance carriers other than MBIA, AMBAC, or FGIC if such carriers are rated AAA by S&P or Aaa by Moody's.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States. The Funds consider an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal year at least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.

      DEPOSITARY RECEIPTS

     Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

      FOREIGN GOVERNMENT SECURITIES

     Foreign government securities generally consist of fixed income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.

     Foreign government securities also include fixed income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent a Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm a Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract. A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between a Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to interest rate and currency risks, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose a Fund to credit risks in the event that a counterparty defaults on the contract.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.

The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED (TBA) SECURITIES

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage backed transaction, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. However, the seller would not identify the specific underlying mortgages until it issues the security. TBA mortgage backed securities increase interest rate risks because the underlying mortgages may be less favorable than anticipated by the Fund.

SECURITIES LENDING

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.

Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

ASSET COVERAGE

In order to secure its obligations in connection with derivatives contracts or special transactions, the Funds will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds a Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

ILLIQUID SECURITIES

The Funds may invest up to 15% of the total value of their net assets in securities that are illiquid. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it on its books. Repurchase agreements with maturities in excess of seven days will be considered by the Funds to be illiquid

TEMPORARY DEFENSIVE INVESTMENTS

The Funds may temporarily depart from their principal investment strategies by investing their assets in U.S. government obligations, notes, zero coupon securities (in the case of the BOND FUND and INCOME FUND), and repurchase agreements collateralized by U.S. government obligations. In the case of ALABAMA TAX-FREE FUND, temporary defensive investments may include taxable securities. The Funds may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. This may cause a Fund to give up greater investment returns to maintain the safety of principal, that is, the original amount invested by shareholders.

INVESTMENT RISKS

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to interest rate changes for similar securities. Generally, when interest rates rise, prices of fixed income securities fall.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

SECTOR RISKS

o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS

o Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

o Many fixed income securities receive credit ratings from services such as S&P and Moody's. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

PREPAYMENT RISKS

o Generally, homeowners have the option to prepay their mortgages at any time without penalty. Homeowners frequently refinance high interest rate mortgages when mortgage rates fall. This results in the prepayment of mortgage backed securities with higher interest rates. Conversely, prepayments due to refinancings decrease when mortgage rates increase. This extends the life of mortgage backed securities with lower interest rates. As a result, increases in prepayments of high interest rate mortgage backed securities, or decreases in prepayments of lower interest rate mortgage backed securities, may reduce their yield and price. This relationship between interest rates and mortgage prepayments makes the price of mortgage backed securities more volatile than most other types of fixed income securities with comparable credit risks.

CALL RISKS

o Call risk is the possibility that an issuer may redeem a fixed income security before maturity (a call) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.

o If a fixed income security is called, a Fund may have to reinvest the proceeds in other fixed income securities with lower interest rates, higher credit risks, or other less favorable characteristics.

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

STOCK MARKET RISKS

o The value of equity securities in Income Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's share price may decline and you could lose money. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.

TAX RISKS

o In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Alabama Tax-Free Fund to shareholders to be taxable.

o Changes or proposed changes in federal tax laws may cause the prices of municipal securities to fall.

CURRENCY RISKS

o Exchange rates for currencies fluctuate daily. The combination of currency risk and interest rate risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S.

o The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF FOREIGN INVESTING

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Foreign companies may not provide information (including financial statements) as frequently or to as great an extent as companies in the United States. Foreign companies may also receive less coverage than United States companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Funds and their Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.

o Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Funds' investments.

RISKS OF INVESTING IN ALABAMA

The economy of Alabama historically has relied on manufacturing and natural resource-based industries which included textiles, apparel, food processing, coal mining and timber. Throughout the 1990's, many of these industries have faced intense competition from overseas and have been forced to downsize or dramatically alter the way they do business in response to these threats. As a result, the Alabama economy has undergone much diversification and transition in the past decade. Since the 1991 recession, the State's proactive business development policies have yielded big results with growth in high technology, health care, banking and business services, particularly in the Birmingham, Huntsville, and Mobile metropolitan areas. Once heavily reliant on the steel industry, the Greater Birmingham area has exhibited significant transformation, and has demonstrated its resiliency by attracting several major companies to the region in recent years. This has fueled a dramatic suburban expansion that has greatly benefited the real estate development and construction trades.

The outlook for the future is that modest economic growth will continue with growth in some industries more than offsetting downsizing in the textile and apparel sectors. Particularly noteworthy is growth associated with automobile manufacturing as Mercedes-Benz (a subsidiary of Daimler-Chrysler) has operated an assembly plant in Vance, Alabama since 1998 and Honda has recently announced that it will build a plant in Lincoln, Alabama which will come online in 2001 to meet increased demand for sport-utility vehicles. This should allow solid employment growth to continue with unemployment expected to keep pace with the national average as it has substantially closed the gap. These trends indicate stable to modestly improving demographic and credit fundamentals for issuers of municipal debt within the State.

The State has been characterized by conservative financial management and fiscal practices as is evidenced by its fairly low general obligation debt burden and its ability to consistently maintain a AA credit rating from both S&P and Moody's. The state constitution does not allow for deficit spending so should a revenue shortfall occur, the governor is required to cutback spending across the board. This has not occurred since 1993 and is not expected in the current year. Governor Don Siegelman's proposal to establish a state lottery would provide an additional revenue source and would be viewed as a positive development from a credit analysis standpoint. This proposal is currently pending in the state legislature. A diversifying economic base coupled with sound fiscal management leaves Alabama well-positioned for consistent growth looking ahead.

INVESTMENT LIMITATIONS

The following investment limitations pertain to each of the SouthTrust Funds. No Fund may:

1. Purchase securities of any one issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities if more than 5% of the value of the Fund's total assets, taken at current value, would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets, taken at current value, may be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings including reverse repurchase agreements and borrowing from banks in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i)instruments that are issued (as defined in Investment Limitation No. 1 above)
o guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreement secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and(c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry).

4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

6. Act as an underwriter of securities, except to the extent that it may be deemed an underwriter within the meaning of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions insecurities on a when-issued or forward commitment basis, and except that anon-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

11. Make loans, except that each Fund may purchase and hold debt instruments(whether such instruments are part of a public offering or privately negotiated), may lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act of 1940 (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE BOARD AND BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT").

PORTFOLIO TURNOVER

The Bond Fund experienced higher turnover variation during the past two years. The Bond Fund's portfolio was restructured as a result of the Adviser's expectation of the general direction of interest rates.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Funds' portfolio securities are determined as follows:

o for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available;

o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices; o for bonds and other fixed income securities, at the last sale price on a national securities exchange, if available, otherwise, as determined by an independent pricing service;

o futures contracts and options are valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the- counter market are valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value;

o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and

o for all other securities, at fair value as determined in good faith by the Board.

Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider: institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

WHAT DO SHARES COST?

The Funds' net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

QUANTITY DISCOUNTS

Larger purchases can reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

ACCUMULATED PURCHASES

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Funds in calculating the applicable sales charge on the additional purchase.

CONCURRENT PURCHASES

You can combine concurrent purchases of the same share class of two or more SouthTrust Funds in calculating the applicable sales charge.

LETTER OF INTENT

You can sign a Letter of Intent committing to purchase a certain amount of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Funds' custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

REINVESTMENT PRIVILEGE

You may reinvest, within 30 days, your redemption proceeds at the next determined NAV, without any sales charge.



THROUGH SOUTHTRUST FUNDS SHAREHOLDER SERVICES

If you purchase Fund shares directly through SouthTrust Funds Shareholder Services, your purchase will be made at the next determined NAV, without any sales charge.



PURCHASES BY AFFILIATES OF THE FUNDS

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the current or retired Trustees, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates and the immediate family members of these individuals;

o     retired employees of SouthTrust Corporation and it's affiliates;

o investors for whom SouthTrust Corporation or one of it's affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (this does not include transactions executed by SouthTrust Securities, Inc., including, but not limited to, self-directed Individual Retirement Accounts); and

o employees who purchase Shares through a payroll deduction plan sponsored by their employees.


HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.

RULE 12B-1 PLAN -INCOME FUND AND ALABAMA TAX FREE INCOME FUND
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Funds achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Funds' service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay SouthTrust Bank, for providing shareholder services and maintaining shareholder accounts. SouthTrust Bank, may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor Federated Shareholder Services Company (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserves the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held less than one year which were purchased at net asset value (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by the Fund and not paid to the Distributor.

The redemption fee is not assessed on:

o exchanges (except if shares acquired by exchange were then redeemed within twelve months of the initial purchase);

o redemptions made in connection with distributions from qualified retirement plans, 403(b) plans or IRAs due to death, disability or attainment of age 591/2;

o redemptions resulting from the tax-free return of excess contributions to IRAs or employee benefit plans; and

o     redemptions through certain automatic withdrawals.


REDEMPTION IN KIND

Although the Funds intend to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Funds will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Company. To protect its shareholders, the Company has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Company.

In the unlikely event a shareholder is held personally liable for the Company obligations, the Company is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Company will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Company. Therefore, financial loss resulting from liability as a shareholder will occur only if the Company itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

All Shares of the Company have equal voting rights, except that in matters affecting only a particular Fund, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Company's outstanding shares of all series entitled to vote.

As of June 2, 2000 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding BOND FUND Shares: Lynspen & Co., Birmingham AL, owned approximately 11,011,042 shares (94.78%).

As of June 2, 2000 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding INCOME FUND Shares: Lynspen & Co., Birmingham, AL, owned approximately 6,300,008 shares (92.45%).

As of June 2, 2000 the following shareholders owned of record, beneficially, or both, 5% or more of outstanding ALABAMA TAX-FREE INCOME FUND Shares: Lynspen & Co., Birmingham, AL, owned approximately 4,681,782 shares (95.23%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Funds intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Funds will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Company's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Funds intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUNDS?

BOARD OF TRUSTEES

The Board is responsible for managing the Company's business affairs and for exercising all the Company's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Company, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Company for its most recent fiscal year. The Company is comprised of six funds.

As of June 2, 1999, the Funds' Board and Officers as a group owned less than 1% of the Funds' outstanding Shares.

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NAME

BIRTH DATE                                                     AGGREGATE
ADDRESS               PRINCIPAL OCCUPATIONS                    COMPENSATION
POSITION WITH         FOR PAST FIVE YEARS                      FROM COMPANY
COMPANY
CHARLES G. BROWN,     President, Tubular Products Company      $6,750
III                   (since 1985); Managing Partner, Red
Birth Date:           Hollow Partnership.
November 27, 1953
P.O. Box 170100
Birmingham, AL
CHAIRMAN AND TRUSTEE
WILLIAM O. VANN*      Chairman and Chief Executive Officer,    $5,750
Birth Date: January   Young & Vann Supply Co. (since 1987);
28, 1942              Partner, B&B Investments; Trustee and
P.O.  Box 757         Past Chairman, The Childrens' Hospital
Birmingham, AL        of Alabama.
 TRUSTEE

RUSSELL W. CHAMBLISS  President (since 1989), Executive Vice   $7,250
Birth Date:           President (1988), and Vice President
December 26, 1951     of Sales and Marketing (1984-1988),
Mason Corporation     Mason Corporation (manufacturer of
P.O. Box 59226        roll formed aluminum and steel
Birmingham, AL        products).
TRUSTEE

THOMAS M. GRADY*      Partner of the law firm of Williams,     $6,500
Birth Date: July      Boger, Grady, Davis and Tuttle, P.A.;
25, 1941              Chairman of the Board of Pfeiffer
P.O. Box 2            University; Member of Cannon
Kannapolis, NC        Foundation.
TRUSTEE

LAWRENCE W. GREER,    Vice President of Investments, Dunn      $3,000
M.D.                  Investment Company (since 1992);
Birth Date: October   Chairman, Board of Directors, Southern
26, 1944              BioSystems; Director, Daily Access
3005 Brookwood Road   Concepts, Inc., Electronic HealthCare
Birmingham, AL        Systems, Inc.
TRUSTEE

BILLY L. HARBERT,     President and Chief Operating Officer    $6,000
JR.*                  of Bill Harbert International
Birth Date: May 23,   Construction, Inc. (BHIC); Director,
1965                  Harbert International Establishment;
Bill Harbert          Director Bilhar International
International         Establishment; Member/Shareholder,
Construction, Inc.    Bonaventure Capital, LLC; Member
P.O. Box 531390       /Shareholder, Bonaventure Partners
Birmingham, AL        LLC; Board Member/ Shareholder,
TRUSTEE               Founders Trust Company, Inc.,; and
                      Member /Shareholder, treble Range
                      Partners, LLC.

EDWARD C. GONZALES    President, Executive Vice President      $0
Birth Date: October   and Treasurer of some of the Funds in
22, 1930              the Federated Fund Complex; Vice
Federated Investors   Chairman, Federated Investors, Inc.;
Tower                 Trustee, Federated Administrative
1001 Liberty Avenue   Services;     formerly: Trustee or
Pittsburgh, PA        Director of some of the Funds in the
PRESIDENT AND         Federated Fund Complex; CEO and
TREASURER             Chairman, Federated Administrative
                      Services; Vice President, Federated
                      Investment Management Company,
                      Federated Investment Counseling,
                      Federated Global Investment Management
                      Corp. and Passport Research, Ltd.;
                      Director and Executive Vice President,
                      Federated Securities Corp.; Director,
                      Federated Services Company; Trustee,
                      Federated Shareholder Services Company.
PETER J. GERMAIN      Senior Vice President and Director,      $0
Birth Date:           Mutual Fund Services Division,
September 2, 1959     Federated Services Company.  Formerly
Federated Investors   Senior Corporate Counsel, Federated
Tower                 Investors, Inc.
Pittsburgh, PA
VICE PRESIDENT
BETH BRODERICK        Vice President, Federated Services       $0
Birth Date: August    Company (1997 to present); Client
2, 1965               Services Officer, Federated Services
Federated Investors   Company (1992-1997).
Tower

Pittsburgh,
PA

VICE PRESIDENT AND
ASSISTANT TREASURER
C. TODD GIBSON        Corporate Counsel, Federated             $0
Birth Date: May 17,   Investors, Inc.: Assistant Vice
1967                  President, Federated Administrative
Federated investors   Services.

Tower
Pittsburgh, PA

SECRETARY

* AN ASTERISK DENOTES A TRUSTEE WHO IS DEEMED TO BE AN INTERESTED PERSON AS DEFINED IN THE1940 ACT. The Trust has a deferred compensation plan (the "Plan") that permits any Trustee that is not an "affiliated person" of the Trust to elect to defer receipt of all or a portion of his or her compensation. The deferred compensation that would have otherwise been paid to the Trustee is invested, at the Trustee's direction, in one or more of the SouthTrust Funds. A Trustee may elect to participate in the Plan during any quarter. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the board, the Trustee may elect to receive distributions in a lump sum or on an annual or quarterly basis over a period of five years.

INVESTMENT ADVISER

The Adviser, SouthTrust Bank, conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Company or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Company.

CODE OF ETHICS- RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Company Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Company's Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Funds and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Funds, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Funds. Federated Services Company provides these at the following annual rate of the average aggregate daily net assets as specified below:

                          AVERAGE AGGREGATE DAILY

MAXIMUM                   NET ASSETS OF THE FUNDS
ADMINISTRATIVE FEE
0.150 of 1%               on the first $250 million
0.125 of 1%               on the next $250 million
0.100 of 1%               on the next $250 million
0.075 of 1%               on assets in excess of
                          $750 million

The administrative fee received during any fiscal year shall be at least $50,000 per portfolio for BOND FUND, $100, 000 for INCOME FUND, and $50,000 for ALABAMA TAX- FREE INCOME FUND. Federated Services Company may voluntarily waive a portion of its fee and may reimburse the Fund for expenses.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

SouthTrust Bank, is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

The independent auditor for the Funds, Arthur Andersen, plans and performs its audit so that it may provide an opinion as to whether the Funds' financial statements and financial highlights are free of material misstatement.

FEES PAID BY THE FUNDS FOR SERVICES

Bond Fund

FOR THE YEAR ENDED APRIL                2000                1999            1998
30
Advisory Fee Earned                 $733,438            $746,243        $604,746
Advisory Fee Reduction                    $0                  $0          $5,747
Brokerage Commissions                     $0                  $0              $0
Administrative Fee                  $125,434            $133,295        $114,117
Administrative Fee                        $0                  $0              $0
Reduction

INCOME FUND

FOR THE YEAR ENDED APRIL                2000                1999            1998
30
Advisory Fee Earned                 $362,670            $273,245        $233,648
Advisory Fee Reduction              $181,335            $136,623        $116,824
Brokerage Commissions                     $0                  $0              $0
Administrative Fee                  $100,273             $99,799         $99,999
Administrative Fee                   $38,315             $51,209         $55,841
Reduction

ALABAMA TAX-FREE INCOME
FUND

FOR THE YEAR ENDED APRIL                2000                1999            1998
30
Advisory Fee Earned                 $220,379                 N/A             N/A
Advisory Fee Reduction              $146,920                 N/A             N/A
Brokerage Commissions                      0                 N/A             N/A
Administrative Fee                   $37,328                 N/A             N/A
Administrative Fee                        $0                 N/A             N/A
Reduction


HOW DOES THE FUNDS MEASURE PERFORMANCE?
The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELDS

BOND FUND total returns are given for the one-year, five-year, and start of performance periods ended April 30, 2000.

BOND FUND yield is given for the 30-day period ended April 30, 2000.

                                                            START OF

                     30-DAY PERIOD    1 YEAR    5 YEARS     PERFORMANCE

Total Return         N/A              (3.34%)   5.05%       5.52%
Yield                5.74%            N/A       N/A         N/A
-------------------------------------------------------------------------------


INCOME FUND total returns are given for the one-year and start of performance periods ended April 30, 2000.

INCOME FUND yield is given for the 30-day period ended April 30, 2000.

                                                   START OF

                        30-DAY PERIOD 1 YEAR PERFORMANCE

Total Return         N/A              (1.28%)      3.58%
Yield                5.65%            N/A          N/A
----------------------------------------------------------------------


ALABAMA TAX- FREE INCOME FUND* total return are given for the one-year, five-year, and 10-year periods ended April 30, 2000.

ALABAMA TAX- FREE INCOME FUND yield is given for the 30-day period ended April 30, 2000.

                     30-DAY PERIOD    1 YEAR    5 YEARS  10
                                                         YEARS

Total Return         N/A              (4.81%)   3.15%    4.27%
Yield                4.10%            N/A       N/A      N/A
--------------------------------------------------------------------


* THE ALABAMA TAX- FREE INCOME FUND IS THE SUCCESSOR TO A PORTFOLIO OF A COMMON TRUST FUND MANAGED BY THE ADVISER.

At the Fund's commencement of operations, the assets from the common trust fund were transferred to the Fund on August 20, 1999 in exchange for Fund shares. The quoted performance data includes the performance of the common trust fund for the periods before the Fund's registration statement became effective on August 10, 1999, as adjusted to reflect the Fund's expenses and sales load.

The common trust fund was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

TAX EQUIVALENCY TABLE

Set forth below is a sample of a tax-equivalency table that may be used in advertising and sales literature. This table is for illustrative purposes only and is not representative of past or future performance of the ALABAMA TAX- FREE INCOME FUND. The interest earned by the municipal securities owned by the Fund generally remains free from federal regular income tax and is often free from state and local taxes as well. However, some of the Fund's income may be subject to the federal alternative minimum tax and state and/or local taxes.





TAXABLE YIELD EQUIVALENT FOR 1999- STATE OF ALABAMA

COMBINED FEDERAL AND STATE INCOME   20.00%  33.00%      36.00%      41.00%       44.60%
TAX BRACKET:
Joint Return                        $1-43,05 $43,051-104, $104,051-158 $158,551-283,OVER
                                                                                  $283,150

Single Return                       $1-25,75 $25,751-62,4 $62,451-130, $130,251-283,OVER
                                                                                  $283,150

TAX-EXEMPT YIELD:                   TAXABLE YIELD EQUIVALENT:

2.50%                               3.13%   3.73%       3.91%       4.24%        4.51%
3.00%                               3.75%   4.48%       4.69%       5.08%        5.42%
3.50%                               4.38%   5.22%       5.47%       5.93%        6.32%
4.00%                               5.00%   5.97%       6.25%       6.78%        7.22%
4.50%                               5.63%   6.72%       7.03%       7.63%        8.12%
5.00%                               6.25%   7.46%       7.81%       8.47%        9.03%
5.50%                               6.88%   8.21%       8.59%       9.32%        9.93%
6.00%                               7.50    8.96%       9.38%       10.17%       10.83%
6.50%                               8.13%   9.70%       10.16%      11.02%       11.73%
7.00%                               8.75%   10.45%      10.94%      11.86%       12.64%

NOTE: THE MAXIMUM MARGINAL TAX RATE FOR EACH BRACKET WAS USED IN CALCULATING THE TAXABLE YIELD EQUIVALENT. FURTHERMORE, ADDITIONAL STATE AND LOCAL TAXES PAID ON COMPARABLE TAXABLE INVESTMENTS WERE NOT USED TO INCREASE FEDERAL DEDUCTIONS.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

o.....references  to  ratings,   rankings,  and  financial  publications  and/or
     performance comparisons of Shares to certain indices;

o charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment;

o discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and

o information about the mutual fund industry from sources such as the Investment Company Institute.

In reports or other communications to shareholders or in advertising material, the Funds may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc., CDA Technologies, Inc., or similar independent services, which monitor the performance of mutual funds or with other appropriate indices of investment securities. In addition, certain indices may be used to illustrate historic performance of select asset classes. These may include, among others, the Lehman Brothers Index of Baa-rated Corporate Bonds, the T-Bill Index, and the "Stocks, Bonds and Inflation Index published annually by Ibbotson Associates. The performance information may also include evaluations of the Funds published by ranking services and financial publications that are nationally recognized, such as Business Week, Forbes, Fortune, Institutional Investor, Money and The Wall Street Journal.

The Funds may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit ,and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price.

FINANCIAL INFORMATION

The Financial Statements for the Fund for the fiscal year ended April 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders dated April 30, 2000.

INVESTMENT RATINGS

STANDARD AND POOR'S LONG-TERM DEBT RATING DEFINITIONS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree. A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories. BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating. CCC--Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating. CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.

C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

MOODY'S INVESTORS SERVICE, INC. LONG-TERM BOND RATING DEFINITIONS AAA--Bonds which are rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt edged. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in AAA securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in AAA securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. BAA--Bonds which are rated BAA are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. CAA--Bonds which are rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. CA--Bonds which are rated CA represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH IBCA, INC. LONG-TERM DEBT RATING DEFINITIONS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue. CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time. C--Bonds are imminent default in payment of interest or principal. MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS PRIME-1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
(gamma) Leading market positions in well-established industries; (gamma) High rates of return on funds employed; (gamma) Conservative capitalization structure with moderate reliance on debt and ample asset protection; (gamma) Broad margins in earning coverage of fixed financial charges and high internal cash generation; and (gamma) Well-established access to a range of financial markets and assured sources of alternate liquidity. PRIME-2--Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. STANDARD AND POOR'S COMMERCIAL PAPER RATINGS A-1--This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. FITCH IBCA, INC. COMMERCIAL PAPER RATING DEFINITIONS FITCH-1--(Highest Grade) Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment. FITCH-2--(Very Good Grade) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issues.

52

ADDRESSES

SOUTHTRUST BOND FUND

SOUTHTRUST INCOME FUND

SOUTHTRUST ALABAMA TAX- FREE INCOME FUND

PORTFOLIOS OF SOUTHTRUST FUNDS

5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

CUSTODIAN

SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT AUDITORS

Arthur Andersen LLP
225 Franklin Street
Boston, MA 02110-2812

STATEMENT OF ADDITIONAL INFORMATION

SOUTHTRUST VALUE FUND

SOUTHTRUST GROWTH FUND

PORTFOLIOS OF SOUTHTRUST FUNDS

This Statement of Additional Information (SAI) is not a prospectus. Read this SAI in conjunction with the prospectus for SOUTHTRUST VALUE FUND (formerly, Core Equity Fund) and SOUTHTRUST GROWTH FUND ( the Funds), dated June 30, 2000. This SAI incorporates by reference the Funds' Annual Report. Obtain the prospectuses or the Annual Report without charge by calling 1-800-843-8618.


june 30, 2000
Revised October 31, 2000


                 CONTENTS

                 How are the Funds Organized?              2
                 Securities in Which the Funds Invest      2

                 What do Shares Cost?                      12
                 How are the Funds Sold?                   12
                 Exchanging Securities for Shares          13

                 Subaccounting Services                    13
                 Redemption Fee                            14
                 Redemption in Kind                        14

                 Massachusetts Partnership Law             14
                 Account and Share Information             14
                 Tax Information                           15
                 Who Manages and Provides Services to the Funds?    15

                 How Does the Funds Measure Performance?            18

                                    Financial Information           20
                                    Addresses                      Back Cover
CUSIP 844734301
CUSIP 844734509

G00859-06 (10/00)

HOW ARE THE FUNDS ORGANIZED?

The SouthTrust Value Fund and SouthTrust Growth Fund are diversified portfolios of SouthTrust Funds (Company). The Company is an open-end management investment company that was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on March 4, 1992. The Company may offer separate series of shares representing interests in separate portfolios of securities.. On June 30, 1998, the name of the Company changed from "Vulcan Funds" to "SouthTrust Vulcan Funds." Effective July 22, 1998, the name of the Company changed from "SouthTrust Vulcan Funds" to "SouthTrust Funds." On August 10, 1999, SouthTrust Core Equity Fund changed its name to SouthTrust Value Fund.

The Board of Trustees has established five diversified and one non-diversified investment portfolios. This SAI relates to SouthTrust SouthTrust Value Fund and SouthTrust Growth Fund. The Funds' investment adviser is SouthTrust Bank.

SECURITIES IN WHICH THE FUND INVESTS

In pursuing their investment strategy, the Funds may invest in the following securities for any purpose that is consistent with their respective investment objective.

Following is a table that indicates which types of securities are a:

P = Principal investment of a Fund; or

A = Acceptable (but not principal) investment of a Fund;

SECURITIES                                   VALUE FUND GROWTH
                                                        FUND

Equity Securities                            P          P
Common Stocks                                P          P
Preferred Stocks                             A          A
Real Estate Trusts                           A          A
Warrants                                     A          A
Fixed Income Securities                      A          A
   Treasury Securities                       A          A
Agency Securities                            A          A
   Corporate Debt Securities                 A          A
      Commercial Paper                       A          A
      Demand Instruments                     A          A
Zero Coupon Securities                       A          A
   Bank Instruments                          A          A
    Credit Enhancement                       A          A
Variable Rate Demand Notes                   A          A
Convertible Securities 1                     A          A
Foreign Securities                           A          A
   Depositary Receipts                       A          A
    Brady Bonds                              A          A
Derivative Contracts                         A          A
    Futures Contracts                        A          A
    Options                                  A          A
    Hybrid Instruments                       A          A
1. ALTHOUGH THE VALUE FUND MAY ACQUIRE CONVERTIBLE SECURITIES THAT ARE RATED BELOW INVESTMENT GRADE, THE COMPANY DOES NOT EXPECT THAT INVESTMENTS IN LOWER RATED CONVERTIBLE SECURITIES WILL EXCEED 5% OF THE VALUE OF THE TOTAL ASSETS AT THE TIME OF PURCHASE.

Special Transactions                         A          A
   Repurchase Agreements                     A          A
   Reverse Repurchase Agreements             A          N
   Delayed Delivery                          A          A
   To Be Announced Securities                A          A
Securities Lending 2                         A          A
   Asset Coverage                            A          A
Investing in Securities of Other Investment  A          A
Illiquid Securities                          A          A
2. SUCH LOANS WILL NOT EXCEED 20% OF A FUND'S TOTAL ASSETS. LOANS OF PORTFOLIO SECURITIES BY A FUND WILL BE COLLATERALIZED BY CASH, LETTERS OF CREDIT OR U.S. GOVERNMENT SECURITIES WHICH ARE MAINTAINED AT ALL TIMES IN AN AMOUNT EQUAL TO AT LEAST 100% OF THE CURRENT MARKET VALUE OF THE LOANED SECURITIES.

SECURITIES DESCRIPTIONS AND TECHNIQUES

EQUITY SECURITIES

Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. A Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Funds invest.

COMMON STOCKS

Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.

PREFERRED STOCKS

Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock.

REAL ESTATE INVESTMENT TRUSTS (REITS)

REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

WARRANTS

Warrants give a Fund the option to buy the issuer's equity securities at a specified price (the exercise price) at a specified future date (the expiration date). A Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.

FIXED INCOME SECURITIES

Fixed income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed income security must repay the principal amount of the security, normally within a specified time. Fixed income securities provide more regular income than equity securities. However, the returns on fixed income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed income securities as compared to equity securities.

A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.

The following describes the types of fixed income securities in which the Funds invest.

TREASURY SECURITIES

Treasury securities are direct obligations of the federal government of the United States. Investors regard treasury securities as having the lowest credit risks.

AGENCY SECURITIES

Agency securities are issued or guaranteed by a federal agency or other government sponsored entity acting under federal authority (a GSE). The United States supports some GSEs with its full faith and credit. Other GSEs receive support through federal subsidies, loans or other benefits. A few GSEs have no explicit financial support, but are regarded as having implied support because the federal government sponsors their activities. Investors regard agency securities as having low credit risks, but not as low as treasury securities.

CORPORATE DEBT  SECURITIES

 Corporate debt securities are fixed income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Funds may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers. In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.

COMMERCIAL PAPER

Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.

DEMAND INSTRUMENTS

Demand instruments are corporate debt securities that the issuer must repay upon demand. Other demand instruments require a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The Funds treat demand instruments as short-term securities, even though their stated maturity may extend beyond one year.

ZERO COUPON SECURITIES

Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security.

There are many forms of zero coupon securities. Some are issued at a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest bearing bonds by separating the right to receive the bond's coupon payments from the right to receive the bond's principal due at maturity, a process known as coupon stripping. Treasury STRIPs, IOs and POs are the most common forms of stripped zero coupon securities. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

BANK INSTRUMENTS

Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.


CREDIT ENHANCEMENT

The Funds may purchase securities backed by credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

Common types of credit enhancement include guarantees, letters of credit, bond insurance and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed income security. If a default occurs, these assets may be sold and the proceeds paid to security's holders. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.

VARIABLE RATE DEMAND INSTRUMENTS

Variable rate demand instruments are securities that require the issuer or a third party, such as a dealer or bank, to repurchase the security for its face value upon demand. The securities also pay interest at a variable rate intended to cause the securities to trade at their face value. The Funds treat demand instruments as short-term securities, because their variable interest rate adjusts in response to changes in market rates, even though their stated maturity may extend beyond thirteen months.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that have the option to exchange for equity securities at a specified conversion price. The option allows a Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed income securities.

FOREIGN SECURITIES

Foreign securities are securities of issuers based outside the United States
 .The Funds consider an issuer to be based outside the United States if:

o it is organized under the laws of, or has a principal office located in, another country;

o     the principal trading market for its securities is in another country; or

o it (or its subsidiaries) derived in its most current fiscal yea rat least 50% of its total assets, capitalization, gross revenue or profit from goods produced, services performed, or sales made in another country.

Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks. Depositary Receipts Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.

Brady Bonds

Brady Bonds are U.S. dollar denominated debt obligations that foreign governments issue in exchange for commercial bank loans. The International Monetary Fund (IMF) typically negotiates the exchange to cure or avoid a default by restructuring the terms of the bank loans. The principal amount of some Brady Bonds is collateralized by zero coupon U.S. Treasury securities which have the same maturity as the Brady Bonds. However, neither the U.S. government nor the IMF has guaranteed the repayment of any Brady Bond.

DERIVATIVE CONTRACTS

Derivative contracts are financial instruments that require payments based upon changes in the values of designated (or underlying) securities, currencies, commodities, financial indices or other assets. Some derivative contracts (such as futures and options) require payments relating to a future trade involving the underlying asset. Other derivative contracts require payments relating to the income or returns from the underlying asset. The other party to a derivative contract is referred to as a counterparty.

Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make(or collect) daily payments to the margin accounts to reflect losses (or gains)in the value of their contracts. This protects investors against potential defaults by the counterparty. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.

For example, a Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract),and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.

A Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and the counterparty. OTC contracts do not necessarily have standard terms, so they cannot be directly offset with other OTC contracts. In addition, OTC contracts with more specialized terms may be more difficult to price than exchange traded contracts.

Depending upon how a Fund uses derivative contracts and the relationships between the market value of a derivative contract and the underlying asset, derivative contracts may increase or decrease the Fund's exposure to market and currency risks, and may also expose the Fund to liquidity and leverage risks
 .OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract.

The Funds may trade in the following types of derivative contracts:

Futures Contracts

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a specified price, date, and time. Entering into a contract to buy an underlying asset is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell an underlying asset is commonly referred to as selling a contract or holding a short position in the asset. Futures contracts are considered to be commodity contracts. Futures contracts traded OTC are frequently referred to as forward contracts.

Options

Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period. A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

The Funds may:

o Buy call options on financial futures contracts in anticipation of an increase in the value of the underlying asset.

o Buy put options on financial futures contracts in anticipation of a decrease in the value of the underlying asset.

o Write call options on financial futures contracts to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by a Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

o Write put options on financial futures contracts to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that a Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

When a Fund writes options on futures contracts, it will be subject to margin requirements similar to those applied to futures contracts.

A Fund may also buy or write options to close out existing options positions.

 HYBRID INSTRUMENTS

Hybrid instruments combine elements of derivative contracts with those of another security (typically a fixed income security). All or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of an underlying asset or by reference to another benchmark (such as interest rates, currency exchange rates or indices). Hybrid instruments also include convertible securities with conversion terms related to an underlying asset or benchmark.

The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies, and depend upon the terms of the instrument. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional fixed income or convertible securities. Hybrid instruments are also potentially more volatile and carry greater interest rate risks than traditional instruments. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.

SPECIAL TRANSACTIONS

REPURCHASE AGREEMENTS

 Repurchase agreements are transactions in which a Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Funds will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser. The Funds' custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.

Repurchase agreements are subject to credit risks.

REVERSE REPURCHASE AGREEMENTS

Reverse repurchase agreements are repurchase agreements in which a Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

 DELAYED DELIVERY TRANSACTIONS

Delayed delivery transactions, including when issued transactions, are arrangements in which a Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default.

TO BE ANNOUNCED (TBA) SECURITIES

As with other when issued transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, the Fund and the seller would agree upon the issuer, interest rate and terms of the underlying securities. However, the seller would not identify the specific underlying security until it issues the security.

SECURITIES LENDING

The Funds may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, a Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.

A Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral. Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan, but it will terminate a loan in anticipation of any important vote. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker.

Securities lending activities are subject to interest rate risks and credit risks.

ASSET COVERAGE

In order to secure their obligations in connection with derivatives contracts or special transactions, the Funds will either own the underlying assets, enter into an offsetting transaction or set aside readily marketable securities with a value that equals or exceeds a Fund's obligations. Unless a Fund has other readily marketable assets to set aside, it cannot trade assets used to secure such obligations entering into an offsetting derivative contract or terminating a special transaction. This may cause a Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions.

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Funds may invest their assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of carrying out their investment policies and managing their uninvested cash. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by a Fund in shares of other investment companies may be subject to such duplicate expenses.

ILLIQUID SECURITIES

The Funds may invest up to 15% of the total value of their net assets insecurities that are illiquid. An illiquid security is one which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued it on its books. Repurchase agreements with maturities in excess of seven days will be considered by the Funds to be illiquid.

INVESTMENT RISKS

There are many factors which may affect an investment in the Funds. The Funds' principal risks are described in its prospectus. Additional risk factors are outlined below.

STOCK MARKET RISKS

o The value of equity securities in a Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. A Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, a Fund's share price may decline and you could lose money. The Adviser attempts to manage market risk by limiting the amount a Fund invests in each company's equity securities. However, diversification will not protect a Fund against widespread or prolonged declines in the stock market.

SECTOR RISKS

o Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may under perform other sectors or the market as a whole. As the Adviser allocates more of a Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector

 .RISKS RELATED TO INVESTING FOR GROWTH

o Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on an analyst's downward earnings estimate revision, a negative fundamental development, or other adverse market development. Further, growth stocks tend to have lower dividend yields than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to higher yielding stocks.

RISKS RELATED TO INVESTING FOR VALUE

o Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development, or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.

CURRENCY RISKS

o Exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.

o The Adviser attempts to manage currency risk by limiting the amount a Fund invests in securities denominated in a particular currency. However, diversification will not protect a Fund against a general increase in the value of the U.S. dollar relative to other currencies.

RISKS OF FOREIGN INVESTING

o Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Foreign financial markets may also have fewer investor protections. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.

o Due to these risk factors, foreign securities may be more volatile and less liquid than similar securities traded in the United States.

LIQUIDITY RISKS

o Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, a Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on a Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.

o Liquidity risk also refers to the possibility that a Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.

o OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.

LEVERAGE RISKS

o Leverage risk is created when an investment exposes a Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify a Fund's risk of loss and potential for gain.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

INTEREST RATE RISKS

o Prices of fixed income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed income securities fall. However, market factors, such as the demand for particular fixed income securities, may cause the price of certain fixed income securities to fall while the prices of other securities rise or remain unchanged.

o Interest rate changes have a greater effect on the price of fixed income securities with longer durations. Duration measures the price sensitivity of a fixed income security to changes in interest rates.

CREDIT RISKS

o Credit risk is the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, a Fund will lose money.

o Many fixed income securities receive credit ratings from services such as Standard & Poor's and Moody's Investors Services, Inc. These services assign ratings to securities by assessing the likelihood of issuer default. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Funds must rely entirely upon the Adviser's credit assessment.

o Fixed income securities generally compensate for greater credit risk by paying interest at a higher rate. The difference between the yield of a security and the yield of a U.S. Treasury security with a comparable maturity (the spread) measures the additional interest paid for risk. Spreads may increase generally in response to adverse economic or market conditions. A security's spread may also increase if the security's rating is lowered, or the security is perceived to have an increased credit risk. An increase in the spread will cause the price of the security to decline.

o Credit risk includes the possibility that a party to a transaction involving a Fund will fail to meet its obligations. This could cause a Fund to lose the benefit of the transaction or prevent a Fund from selling or buying other securities to implement its investment strategy.

RISKS ASSOCIATED WITH NONINVESTMENT GRADE SECURITIES

o Securities rated below investment grade, also known as junk bonds, generally entail greater interest rate, credit and liquidity risks than investment grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.

INVESTMENT LIMITATIONS

The following investment limitations pertain to each of the SouthTrust Funds. No Fund may:

1. Purchase securities of any one issuer other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities if more than 5% of the value of the Fund's total assets, taken at current value, would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Company, except that up to 25% of the value of the Fund's total assets, taken at current value, may be invested without regard to these limitations.. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings including reverse repurchase agreements and borrowing from banks in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with aFund's investment practices are not deemed to be pledged for purposes of this limitation.

3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to
(i)instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and(c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric and telephone will each be considered as separate industry).

4. Purchase or sell real estate, except that a Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the Investment Company Act of 1940.

6. Act as an underwriter of securities, except to the extent that it may be deemed an underwriter within the meaning of the Securities Act of 1933 on disposition of securities acquired subject to legal or contractual restrictions on resale.

7. Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that a non-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies.

8. Purchase securities of companies for the purpose of exercising control.

9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions insecurities on a when-issued or forward commitment basis, and except that anon-money market fund may enter into forward foreign currency contracts and options thereon in accordance with its investment objectives and policies

11. Make loans, except that each Fund may purchase and hold debt instruments(whether such instruments are part of a public offering or privately negotiated), may lend portfolio securities and enter into repurchase agreements in accordance with its investment objective and policies.

If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the Investment Company Act of 1940 (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

THE ABOVE LIMITATIONS CANNOT BE CHANGED UNLESS AUTHORIZED BY THE "VOTE OF A MAJORITY OF ITS OUTSTANDING VOTING SECURITIES," AS DEFINED BY THE INVESTMENT COMPANY ACT OF 1940.

PORTFOLIO TURNOVER

The VALUE FUND experienced higher turnover variations during the past two years. The VALUE FUND'S portfolio was restructured in response to the rising stock market.

DETERMINING MARKET VALUE OF SECURITIES

Market values of the Funds' portfolio securities are determined as follows:

(gamma) for equity securities, according to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available; (gamma) in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices; (gamma) for bonds and other fixed income sales for equity securities, according to the mean between the last closing bid and asked prices; (gamma) futures contracts and options are generally valued at market values established by the exchanges on which they are traded at the close of trading on such exchanges. Options traded in the over-the-counter market are generally valued according to the mean between the last bid and the last asked price for the option as provided by an investment dealer or other financial institution that deals in the option. The Board may determine in good faith that another method of valuing such investments is necessary to appraise their fair market value; (gamma) for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, except that short-term obligations with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost or at fair market value as determined in good faith by the Board; and (gamma) for all other securities at fair value as determined in good faith by the Board. Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider institutional trading in similar groups of securities, yield, quality, stability, risk, coupon rate, maturity, type of issue, trading characteristics, and other market data or factors. From time to time, when prices cannot be obtained from an independent pricing service, securities may be valued based on quotes from broker-dealers or other financial institutions that trade the securities.

WHAT DO SHARES COST?

The Funds' net asset value (NAV) per Share fluctuates and is based on the market value of all securities and other assets of each Fund.

REDUCING OR ELIMINATING THE FRONT-END SALES CHARGE

You can reduce or eliminate the applicable front-end sales charge, as follows:

QUANTITY DISCOUNTS

Larger purchases can reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.

ACCUMULATED PURCHASES

If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Funds' in calculating the applicable sales charge on the additional purchase.

CONCURRENT PURCHASES

You can combine concurrent purchases of the same share class of two or more SouthTrust Funds in calculating the applicable sales charge.

LETTER OF INTENT

You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Funds' custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.

REINVESTMENT PRIVILEGE

You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.



THROUGH SOUTHTRUST FUNDS SHAREHOLDER SERVICES

If you purchase Fund shares directly through SouthTrust Funds Shareholder Services, your purchase will be made at the next determined NAV, without any sales charge.



PURCHASES BY AFFILIATES OF THE FUND

The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

(gamma) the current or retired Trustees, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates and the immediate family members of these individuals; (gamma) retired employees of SouthTrust Corporation and it's affiliates; (gamma) investors for whom SouthTrust Corporation or one of it's affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity (this does not include transactions executed by SouthTrust Securities, Inc., including, but not limited to, self-directed Individual Retirement Accounts); and (gamma) employees who purchase Shares through a payroll deduction plan sponsored by their employees.

HOW ARE THE FUNDS SOLD?

Under the Distributor's Contract with the Funds, the Distributor (Federated Securities Corp.) located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 offers Shares on a continuous, best-efforts basis.

FRONT-END SALES CHARGE REALLOWANCES

The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid

RULE 12B-1 PLAN-GROWTH FUND

As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor (who may then pay investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers) for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals) to promote sales of Shares so that overall Fund assets are maintained or increased. This helps the Fund achieve economies of scale, reduce per share expenses, and provide cash for orderly portfolio management and Share redemptions. In addition, the Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.

The Funds may compensate the Distributor more or less than its actual marketing expenses. In no event will the Funds pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.

The maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.

SHAREHOLDER SERVICES

The Funds may pay SouthTrust Bank for providing shareholder services and maintaining shareholder accounts. SouthTrust Bank, may select others to perform these services for their customers and may pay them fees.

SUPPLEMENTAL PAYMENTS

Investment professionals (such as broker-dealers or banks) may be paid fees, in significant amounts, out of the assets of the Distributor Federated Shareholder Services Company (these fees do not come out of Fund assets). The Distributor and/or Federated Shareholder Services Company may be reimbursed by the Adviser or its affiliates.

Investment professionals receive such fees for providing distribution-related and/or shareholder services, such as advertising, providing incentives to their sales personnel, sponsoring other activities intended to promote sales, and maintaining shareholder accounts These payments may be based upon such factors as the number or value of Shares the investment professional sells or may sell; the value of client assets invested; and/or the type and nature of sales or marketing support furnished by the investment professional.

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Funds reserves the right to determine whether to accept your securities and the minimum market value to accept. The Funds will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.

SUBACCOUNTING SERVICES

Certain investment professionals may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Investment professionals holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the investment professional about the services provided, the fees charged for those services, and any restrictions and limitations imposed.

REDEMPTION FEE

In order to discourage short-term investments in the Funds, the Company charges a redemption fee in connection with redemptions of shares held less than one year which were purchased at net asset value (for $1,000,000 or more). The charge is 1% of either the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares, and is retained by the Fund and not paid to the Distributor.

The redemption fee is not assessed on:

o exchanges (except if shares acquired by exchange were then redeemed within twelve months of the initial purchase);

o redemptions made in connection with distributions from qualified retirement plans, 403(b) plans or IRAs due to death, disability or attainment of age 591/2;

o redemptions resulting from the tax-free return of excess contributions to IRAs or employee benefit plans; and

o     redemptions through certain automatic withdrawals.


REDEMPTION IN KIND

Although the Funds intends to pay Share redemptions in cash, it reserves the right, as described below, to pay the redemption price in whole or in part by a distribution of the Funds' portfolio securities.

Because the Funds has elected to be governed by Rule 18f-1 under the 1940 Act, the Funds is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.

Any Share redemption payment greater than this amount will also be in cash unless the Funds' Board determines that payment should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Funds determines its NAV. The portfolio securities will be selected in a manner that the Fund's Board deems fair and equitable and, to the extent available, such securities will be readily marketable.

Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving the portfolio securities and selling them before their maturity could receive less than the redemption value of the securities and could incur certain transaction costs.

MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Company. To protect its shareholders, the Company has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Company.

In the unlikely event a shareholder is held personally liable for the Company's obligations, the Company is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Company will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Company. Therefore, financial loss resulting from liability as a shareholder will occur only if the Company itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

ACCOUNT AND SHARE INFORMATION

VOTING RIGHTS

Each share of the Funds gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.

 All Shares of the Company have equal voting rights, except that in matters affecting only a particular Fund or class, only Shares of that Fund or class are entitled to vote.

Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Company's outstanding shares of all series entitled to vote.

of June 2, 2000, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the VALUE FUND: Lynspen & Co., Birmingham, AL, owned approximately 17,965,897 shares (93.24%).

As of June 2, 2000, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Shares of the GROWTH FUND: Lynspen & Co., Birmingham, AL, owned approximately 7,835,146 shares (94.52%).

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.

TAX INFORMATION

FEDERAL INCOME TAX

The Funds intends to meet requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will pay federal income tax.

The Funds will each be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Company's other portfolios will be separate from those realized by a Fund.

FOREIGN INVESTMENTS

If a Fund purchases foreign securities, their investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of a Fund assets to be invested within various countries is uncertain. However, the Funds intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from a Fund may be based on estimates of book income for the year. Book income generally consists solely of the coupon income generated by the portfolio, whereas tax-basis income includes gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to simple trusts.

If a Fund invests in the stock of certain foreign corporations, they may constitute Passive Foreign Investment Companies (PFIC), and the Fund may be subject to Federal income taxes upon disposition of PFIC investments.

If more than 50% of the value of a Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund intends to qualify for certain Code stipulations that would allow shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of a Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.

WHO MANAGES AND PROVIDES SERVICES TO THE FUND?

The Board is responsible for managing the Company's business affairs and for exercising all the Company's powers except those reserved for the shareholders. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Company, principal occupations for the past five years and positions held prior to the past five years, total compensation received as a Trustee from the Company for its most recent fiscal year. The Company is comprised of six funds.

As of June 2, 1999, the Fund's Board and Officers as a group owned less than 1% of the Funds' outstanding Shares.

----------------------------------------------------------------------------
NAME

BIRTH DATE                                                      AGGREGATE
ADDRESS               PRINCIPAL OCCUPATIONS                     COMPENSATION
POSITION WITH         FOR PAST FIVE YEARS                       FROM
COMPANY                                                         COMPANY
CHARLES G. BROWN, III  President, Tubular Products Company      $6,750
Birth Date: November   (since 1985); Managing Partner, Red
27, 1953               Hollow Partnership.
P.O. Box 170100
Birmingham, AL

CHAIRMAN AND TRUSTEE
----------------------------------------------------------------------------
WILLIAM O. VANN*      Chairman and Chief Executive Officer,     $5750
Birth Date: January   Young & Vann Supply Co. (since 1987);
28, 1942              Partner, B&B Investments; Trustee and
P.O.  Box 757         Past Chairman, The Childrens' Hospital
Birmingham, AL        of Alabama.
 TRUSTEE

RUSSELL W. CHAMBLISS  President (since 1989), Executive Vice    $7,250
Birth Date:           President (1988), and Vice President of
December 26, 1951     Sales and Marketing (1984-1988), Mason
Mason Corporation     Corporation (manufacturer of roll
P.O. Box 59226        formed aluminum and steel products).
Birmingham, AL

TRUSTEE

THOMAS M. GRADY*      Partner of the law firm of Williams,      $6,500
Birth Date: July      Boger, Grady, Davis and Tuttle, P.A.;
25, 1941              Chairman of the Board of Pfeiffer
P.O. Box 2            University; Member of Cannon Foundation.
Kannapolis, NC

TRUSTEE

LAWRENCE W. GREER,    Vice President of Investments, Dunn       $3,000
M.D.                  Investment Company (since 1992);
Birth Date: October   Chairman, Board of Directors, Southern
26, 1944              BioSystems; Director, Daily Access
3005 Brookwood Road   Concepts, Inc., Electronic HealthCare
Birmingham, AL        Systems, Inc.
TRUSTEE

BILLY L. HARBERT,     President and Chief Operating Officer     $6,000
JR.*                  of Bill Harbert Construction, Inc.
Birth Date: May 23,   (BHIC) and Vice President of BHIC
1965                  (until 1998); Director, Harbert
Bill Harbert          International Establishment; Director,
International         Harbert International Establishment,
Construction, Inc.    S.C.; Director Bilhar International
P.O. Box 531390       Establishment; Member/Shareholder,
Birmingham, AL        Bonaventure Capital, LLC; Member
TRUSTEE               /Shareholder, Bonaventure Partners LLC;
                       Board Member/ Shareholder, Founders

                      Trust Company, Inc.,; and Member

                      /Shareholder, treble Range Partners,

                      LLC.

EDWARD C. GONZALES    President, Executive Vice President and   $0
Birth Date: October   Treasurer of some of the Funds in the
22, 1930              Federated Fund Complex; Vice Chairman,
Federated Investors   Federated Investors, Inc.; Trustee,
Tower                 Federated Administrative Services;
1001 Liberty Avenue   formerly: Trustee or Director of some
Pittsburgh, PA        of the Funds in the Federated Fund
PRESIDENT AND         Complex; CEO and Chairman, Federated
TREASURER             Administrative Services; Vice
                      President, Federated Investment
                      Management Company, Federated
                      Investment Counseling, Federated Global
                      Investment Management Corp. and
                      Passport Research, Ltd.; Director and
                      Executive Vice President, Federated
                      Securities Corp.; Director, Federated
                      Services Company; Trustee, Federated
                      Shareholder Services Company.
PETER J. GERMAIN      Senior Vice President and Director,       $0
Birth Date:           Mutual Fund Services Division,
September 2, 1959     Federated Services Company.  Formerly
Federated Investors   Senior Corporate Counsel, Federated
Tower                 Investors, Inc.
Pittsburgh, PA
VICE PRESIDENT
BETH BRODERICK        Vice President, Federated Services        $0
Birth Date: August    Company (1997 to present); Client
2, 1965               Services Officer, Federated Services
Federated Investors   Company (1992-1997).
Tower

Pittsburgh,
PA

VICE PRESIDENT AND
ASSISTANT TREASURER
C. TODD GIBSON        Corporate Counsel, Federated Investors,   $0
Birth Date: May 17,   Inc.: Assistant Vice President,
1967                  Federated Administrative Services.
Federated investors
Tower
Pittsburgh, PA

SECRETARY

* AN ASTERISK DENOTES A TRUSTEE WHO IS DEEMED TO BE AN INTERESTED PERSON AS DEFINED IN THE 1940 ACT. The Trust has a deferred compensation plan (the "Plan") that permits any Trustee that is not an "affiliated person" of the Trust to elect to defer receipt of all or a portion of his or her compensation. The deferred compensation that would have otherwise been paid to the Trustee is invested, at the Trustee's direction, in one or more of the SouthTrust Funds. A Trustee may elect to participate in the Plan during any quarter. At the time for commencing distributions from a Trustee's deferral account, which is no later than when the Trustee ceases to be a member of the board, the Trustee may elect to receive distributions in a lump sum or on an annual or quarterly basis over a period of five years.

INVESTMENT ADVISER

The Adviser, SouthTrust Bank conducts investment research and makes investment decisions for the Funds.

The Adviser shall not be liable to the Company or any Fund shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Company.

CODE OF ETHICS- RESTRICTIONS ON PERSONAL TRADING

As required by SEC rules, the Funds, its Adviser, and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Company Trustees, and certain other employees. Although they do permit these people to trade in securities, including those that the Funds could buy, they also contain significant safeguards designed to protect the Funds and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the Adviser looks for prompt execution of the order at a favorable price. The Adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The Adviser may select brokers and dealers based on whether they also offer research services (as described below). In selecting among firms believed to meet these criteria, the Adviser may give consideration to those firms which have sold or are selling Shares of the Funds and other funds distributed by the Distributor and its affiliates. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Company's Board.

RESEARCH SERVICES

Research services may include advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services may be used by the Adviser or by affiliates of Federated in advising other accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting those brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.

Investment decisions for the Funds are made independently from those of other accounts managed by the Adviser. When the Funds and one or more of those accounts invests in, or disposes of, the same security, available investments or opportunities for sales will be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Funds.

ADMINISTRATOR

Federated Services Company, a subsidiary of Federated, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund.

Federated Services Company also provides certain accounting and recordkeeping services with respect to the Funds' portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

CUSTODIAN

SouthTrust Bank is custodian for the securities and cash of the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. The Funds pays the transfer agent a fee based on the size, type and number of accounts and transactions made by shareholders.

INDEPENDENT AUDITORS

Arthur Andersen LLP are the independent auditors for the Funds.

FEES PAID BY THE VALUE FUND FOR SERVICES

FOR THE YEAR ENDED APRIL                2000                1999            1998
30
Advisory Fee Earned               $2,586,903          $2,779,844      $2,550,383
Advisory Fee Reduction                    $0                  $0         $10,794
Brokerage Commissions               $583,110            $616,769        $658,372
Administrative Fee                  $354,127            $396,862        $384,783
Administrative Fee                        $0                  $0              $0
Reduction
FEES PAID BY THE GROWTH FUND FOR SERVICES

FOR THE YEAR ENDED APRIL                2000                1999            1998
30
Advisory Fee Earned                 $394,712                 N/A             N/A
Advisory Fee Reduction                    $0                 N/A             N/A
Brokerage Commissions                $75,468                 N/A             N/A
Administrative Fee                   $53,459                 N/A             N/A
Administrative Fee                        $0                 N/A             N/A
Reduction






HOW DOES THE FUNDS MEASURE PERFORMANCE?

The Funds may advertise Share performance by using the Securities and Exchange Commission's (SEC) standard method for calculating performance applicable to all mutual funds. The SEC also permits this standard performance information to be accompanied by non-standard performance information.

Share performance reflects the effect of non-recurring charges, such as maximum sales charges, which, if excluded, would increase the total return and yield. The performance of Shares depends upon such variables as: portfolio quality; average portfolio maturity; type and value of portfolio securities; changes in interest rates; changes or differences in the Fund's or any class of Shares' expenses; and various other factors.

Share performance fluctuates on a daily basis largely because net earnings fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.

AVERAGE ANNUAL TOTAL RETURNS AND YIELD

VALUE FUND

al returns are given for the one-year, five-year and start of performance periods ended April 30, 2000.

Yield is given for the 30-day period ended April 30, 2000.

                                                         START OF

                     30-DAY PERIOD    1 YEAR    5 YEARS  PERFORMANCE ON
Total Return         N/A              (0.41)%   17.65%   13.48%
Yield                0.34%            N/A       N/A      N/A
AVERAGE ANNUAL TOTAL RETURNS AND YIELD

GROWTH FUND*

Total returns are given for the one-year, five-year and 10-year periods ended April 30, 2000.

Yield is given for the 30-day period ended April 30, 2000.

                     30-DAY PERIOD    1 YEAR    5 YEARS  10 YEARS
Total Return         N/A              4.14%     22.83%   16.27%
Yield                0.00%            N/A       N/A      N/A
*THE GROWTH FUND IS THE SUCCESSOR TO A PORTFOLIO OF A COMMON TRUST FUND MANAGED BY THE ADVISER. AT THE FUND'S COMMENCEMENT OF OPERATIONS, THE ASSETS FROM THE COMMON TRUST FUND WERE TRANSFERRED TO THE FUND ON AUGUST 20, 1999 IN EXCHANGE FOR FUND SHARES. THE QUOTED PERFORMANCE DATA INCLUDES THE PERFORMANCE OF THE COMMON TRUST FUND FOR THE PERIODS BEFORE THE FUND'S REGISTRATION STATEMENT BECAME EFFECTIVE ON AUGUST 10, 1999, AS ADJUSTED TO REFLECT THE FUND'S EXPENSES AND SALES LOAD. THE COMMON TRUST FUND WAS NOT REGISTERED UNDER THE 1940 ACT AND THEREFORE WAS NOT SUBJECT TO CERTAIN INVESTMENT RESTRICTIONS THAT ARE IMPOSED BY THE 1940 ACT. IF THE COMMON TRUST FUND HAD BEEN REGISTERED UNDER THE 1940 ACT, THE PERFORMANCE MAY HAVE BEEN ADVERSELY AFFECTED.

TOTAL RETURN

Total return represents the change (expressed as a percentage) in the value of Shares over a specific period of time, and includes the investment of income and capital gains distributions.

The average annual total return for Shares is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the NAV per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the annual reinvestment of all dividends and distributions.

YIELD

The yield of Shares is calculated by dividing: (i) the net investment income per Share earned by the Shares over a 30-day period; by (ii) the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. This means that the amount of income generated during the 30-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by Shares because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

To the extent investment professionals and broker/dealers charge fees in connection with services provided in conjunction with an investment in Shares, the Share performance is lower for shareholders paying those fees.

PERFORMANCE COMPARISONS

Advertising and sales literature may include:

(gamma) references to ratings, rankings, and financial publications and/or performance comparisons of Shares to certain indices; (gamma) charts, graphs and illustrations using the Fund's returns, or returns in general, that demonstrate investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment; (gamma) discussions of economic, financial and political developments and their impact on the securities market, including the portfolio manager's views on how such developments could impact the Funds; and (gamma) information about the mutual fund industry from sources such as the Investment Company Institute. The Funds may compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, including federally insured bank products such as bank savings accounts, certificates of deposit, and Treasury bills.

The Funds may quote information from reliable sources regarding individual countries and regions, world stock exchanges, and economic and demographic statistics.

You may use financial publications and/or indices to obtain a more complete view of Share performance. When comparing performance, you should consider all relevant factors such as the composition of the index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:

DOW JONES INDUSTRIAL AVERAGE (DJIA)

Represents share prices of selected blue-chip industrial corporations. The DJIA indicates daily changes in the average price of stock of these corporations. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.

FINANCIAL PUBLICATIONS

THE WALL STREET JOURNAL, BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines, among others-provide performance statistics over specified time periods.

LIPPER ANALYTICAL SERVICES, INC.

Ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specified period of time.

MOODY'S INVESTORS SERVICES, INC., FITCH IBCA, INC. AND STANDARD & POOR'S

Various publications.

MORNINGSTAR, INC.

An independent rating service, is the publisher of the bi-weekly Mutual Fund Values, which rates more than 1,000 NASDAQ- listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.

STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS (S&P 500)

Composite index of common stocks in industry, transportation, and financial and public utility companies can be used to compare to the total returns of funds whose portfolios are invested primarily in common stocks. In addition, the S & P500 assumes reinvestments of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the S & P figures.

S&P 500 BARRA GROWTH INDEX is constructed by sorting the S&P 500 based on their price/book ratios, with the high price/ book companies making up the index.

FINANCIAL INFORMATION

The Financial Statements for the Funds for the fiscal year ended April 30, 2000 are incorporated herein by reference to the Annual Report to Shareholders dated April 30, 2000.

ADDRESSES

SOUTHTRUST VALUE FUND
SOUTHTRUST GROWTH FUND

PORTFOLIOS OF SOUTHTRUST FUNDS

5800 Corporate Drive
Pittsburgh, PA 15237-7000


DISTRIBUTOR
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779

INVESTMENT ADVISER

SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

CUSTODIAN

SouthTrust Bank
420 North 20th Street
Birmingham, AL 35203

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Federated Shareholder Services Company
P.O. Box 8600
Boston, MA 02266-8600


INDEPENDENT AUDITORS

Arthur Andersen LLP
225 Franklin Street
Boston, MA 02110-2812